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                                                                 EXHIBIT 10.1.11


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                         SPIRIT OF AMERICA NATIONAL BANK

                               SELLER AND SERVICER

                                       AND

                    FIRST FIDELITY BANK, NATIONAL ASSOCIATION

                                     TRUSTEE

                          CHARMING SHOPPES MASTER TRUST

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                                 AMENDMENT NO. 1

                          DATED AS OF DECEMBER 22, 1995

                                       TO

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                          DATED AS OF DECEMBER 24, 1992

                          AS AMENDED AND RESTATED AS OF

                                   MAY 4, 1994

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         Amendment No. 1, dated as of December 22, 1995 (this "Amendment") to the Amended and Restated Pooling and Servicing Agreement, dated as of December 24, 1992, as amended and restated as of May 4, 1994 (as amended and restated, the "Agreement") each by and between Spirit of America National Bank, a national banking association, as Seller and Servicer, and First Fidelity Bank, National Association, a national banking association, as Trustee. Any capitalized term not herein defined shall have the meaning assigned to it in the Agreement.

         WHEREAS, the Seller, the Servicer and the Trustee desire to amend the Agreement to conform to the terms of the Agreement as disclosed on page 56 of the Preliminary Prospectus for the Charming Shoppes Master Trust ___% Asset Backed Certificates, Series 1994-1 dated April 19, 1994, and on page 56 of the Prospectus for the Charming Shoppes Master Trust 7.00% Asset Backed Certificates, Series 1994-1 dated April 26, 1994;

         WHEREAS, an Opinion of Counsel has been delivered to the Trustee pursuant to Section 13.1 (a) of the Agreement;

         WHEREAS, each Rating Agency has notified the Seller, the Servicer and the Trustee in writing that such action shall not result in a reduction or withdrawal of the rating of any outstanding Series or Class as to which it is a Rating Agency.

         NOW THEREFORE, the Agreement is hereby amended in the following manner:

         Section 9.1 (a) of the Agreement shall be amended as follows:

         In each case where "Seller" appears, it shall be replaced with "Seller or Charming Shoppes, Inc."

         In the third and fourth lines from the end of Section 9.1(a), the phrase "file a petition to take advantage of any" shall be replaced with "commence or have commenced against it (unless dismissed within thirty days) as debtor a proceeding under any"

         Section 9.2 (a) of the Agreement shall be amended as follows:

         In the second line, "with respect to the Seller" shall be added before "(an 'Insolvency Event')"

         In all other respects the Agreement is confirmed and ratified and shall continue in full force and effect. Henceforth, references in the Agreement to "the Agreement," "this Agreement," "hereof," "hereto" or words of similar import shall in each case be deemed to refer to the Agreement as hereby amended.
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         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                       SPIRIT OF AMERICA NATIONAL BANK,
                                       Seller and Servicer

                                       By:___________________________________
                                            Name:   Kirk Simme
                                            Title:  Vice President


                                       FIRST FIDELITY BANK, NATIONAL
                                       ASSOCIATION, TRUSTEE

                                       By:____________________________________
                                            Name:
                                            Tile: